Exhibit 10.6

SUBSCRIPTION AGREEMENT

TO:	The Directors of Frontier Investment Corp (the “Company”).

The undersigned hereby subscribes for 7,187,500 Class B ordinary shares (the “Shares”) of the Company. In consideration for the issue of the Shares, the undersigned hereby agrees and undertakes to pay $25,000 to the Company.

The undersigned agrees to take the Shares subject to the Memorandum and Articles of Association, as may be amended and restated from time to time, of the Company and authorizes you to enter the following name and address in the shareholder ledger of the Company:

Name:	Frontier Disruption Capital
Address:	PO Box 309, Ugland House,
Grand Cayman, KY1-1104,
Cayman Islands

The undersigned acknowledges and agrees that up to 937,500 of the Shares are subject to forfeiture by you if the underwriters of the initial public offering of units of the Company do not fully exercise their over-allotment option.

Frontier Disruption Capital

/s/ Arif Mansuri
Signed:
Name:	Arif Mansuri
Title:	Director

Dated:	24 March, 2021

Accepted:

Frontier Investment Corp

/s/ Arif Mansuri
Signed:
Name:	Arif Mansuri
Title:	Director

Dated:	24 March, 2021